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                              Sprint Corporation
                  P.O. Box 11315, Kansas City, Missouri 64112

   This Proxy is Solicited on Behalf of the Board of Directors for a Special
                       Meeting on Friday, April 28, 2000

        The Board of Directors recommends a vote FOR items 1, 2 and 3.

  The undersigned hereby appoints W.T. Esrey, R.T. LeMay, J.R. Devlin and A.B. Krause, and each of them, with full power of substitution, as proxies, to vote all the shares of common and preferred stock of Sprint Corporation ("Sprint") that the undersigned is entitled to vote at a Special Meeting of Stockholders to be held on Friday, April 28, 2000, and any adjournment thereof, upon the matters set forth on the reverse side, and in their discretion upon such other matters as may properly come before the meeting.

  This Proxy, if signed and returned, will be voted as specified on the reverse side. If this card is signed and returned without specifications, your shares will be voted FOR items 1, 2 and 3. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

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Please sign exactly as your name(s) appear(s) on the reverse side of this card.
If your shares are held jointly, any one of the joint owners may sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing. PLEASE VOTE THIS PROXY PROMPTLY whether or not you expect to attend the special meeting. You may, nevertheless, vote in person if you do attend.
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HAS YOUR ADDRESS CHANGED?
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                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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                            FOLD AND DETACH HERE

If you are voting by telephone or the Internet, do not return your proxy card.
     Telephone and Internet voting is provided for under Kansas law.

                        Two New Ways to Vote Your Proxy
                        (in addition to voting by mail)
                         VOTE BY TELEPHONE OR INTERNET
                         24 Hours a Day--7 Days a Week
               Save Your Company Money--It's Fast and Convenient

      TELEPHONE                INTERNET                   MAIL
   1-800-758-6973      http://www.umb.com/proxy

 . Use any touch         . Go to the website      . Mark, sign and
   tone telephone          address indicated        date the proxy
                           above                    card on the
 . Have this proxy                                  reverse side
   form in hand      OR  . Have this proxy    OR
                           form in hand           . Detach the proxy
 . Enter the Control                                card
   Number located on     . Enter the Control
   the reverse side        Number located on      . Return the proxy
   of this card            the reverse side         card in the
                           of this card             postage-paid
 . Follow the simple                                envelope provided
   recorded              . Follow the simple
   instructions            instructions

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[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
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                              SPRINT CORPORATION
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The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1. To adopt the Amended and Restated                FOR      AGAINST   ABSTAIN
   Agreement and Plan of Merger between MCI         [  ]       [ ]       [ ]
   WorldCom, Inc. and Sprint (as more fully described in the accompanying proxy statement/prospectus).

2. To approve and adopt the Amended                 FOR      AGAINST   ABSTAIN
   Sprint Articles of Incorporation and             [  ]       [ ]       [ ]
   Amended Sprint Bylaws (as more fully
   described in the accompanying proxy
   statement/prospectus).

3. To approve and adopt the Amendments to           FOR      AGAINST   ABSTAIN
   the Sprint Employees Stock Purchase              [  ]       [ ]       [ ]
   Plan (as more fully described in the
   accompanying proxy statement/prospectus.)

Mark the box at the right if your address has       [ ]
changed and note the change(s) in the space provided on the reverse side of this card.

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Please be sure to sign and date this Proxy.   Date:


----Signature(s) --------------------------------------------------------------


CONTROL NUMBER  XXXXX XXXXX XXXXX XX
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                             FOLD AND DETACH HERE